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CINGULAR WIRELESS LLC
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63



                                   Work Order

                                  No. 03027350

                                     Between

                             Cingular Wireless, LLC

                                       And

                               SBC Services, Inc.

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CINGULAR WIRELESS LLC
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63


                                                       Agreement Number 03027350

                                   WORK ORDER

This Work Order, effective on the date when signed by the last party ("Effective Date"), is by and between Cingular Wireless, LLC ("Cingular"), a Delaware limited liability company, and SBC Services, Inc. ("SBC"), a Delaware corporation, and shall be governed pursuant to the terms and conditions of General Agreement Number 01018518 (the "General Agreement"). Any terms and conditions in this Work Order that modify or change the terms and conditions of Agreement Number 01018518 shall apply to this Work Order only.

1.       DESCRIPTION OF MATERIAL AND/OR SERVICES:

         Cingular will provide wireless voice Services, Material for wireless voice Services, and the logistical Services for maintaining inventory, shipping, provisioning, receiving, and billing for the wireless voice Services and Material. These Services and Materials will be provided for the SBC Midwest region in Ohio, Indiana, and Illinois. The Service and Materials are specified in Appendix A.

2.       ENTIRE AGREEMENT

         The terms contained in the General Agreement, this Work Order and in any other Work Orders, including all appendices and subordinate documents attached to or referenced in the General Agreement, this Work Order or in any other Work Orders, constitute the entire integrated agreement between Cingular and SBC with regard to the subject matter contained herein. This Work Order supersedes all prior oral and written communications, agreements, and understandings of the parties, if any, with respect hereto. This includes but is not limited to the Agreement by and between "Southwestern Bell Mobile Systems, LLC, d/b/a Cingular Wireless" and "Illinois Bell Telephone Company" which became effective on 16 October, 2001, and the Agreement by and between "Ameritech Network Services" and "Ameritech Mobile Communications, Inc. on behalf of the Cincinnati SMSA Limited Partnership" which became effective on 1 May, 1998. Acceptance of Material or Services, payment or any inaction by SBC, shall not constitute SBC's consent to or acceptance of any additional or different terms from those stated in this Work Order. Estimates furnished by SBC shall not constitute commitments.

         No oral promises or statement induced either party to enter into this Work Order and the parties agree that the only modification or amendment of the Work Order's express language is through a subsequent written document signed by the parties.

3.       TERM OF AGREEMENT:

    a. This Work Order is effective on the date when signed by the last party ("Effective Date") and, unless Terminated or Canceled as provided pursuant to the terms and conditions of General Agreement Number 01018518, shall remain in effect for a term ending on August 31, 2006 (the "Initial Term"). The Parties may extend the term of this Work Order by mutual agreement in writing.

                             PROPRIETARY INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS NOT FOR USE OR DISCLOSURE OUTSIDE
  SBC, CINGULAR, THEIR AFFILIATES AND THEIR THIRD PARTY REPRESENTATIVES, EXCEPT
               UNDER WRITTEN AGREEMENT BY THE CONTRACTING PARTIES.

                                        2
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CINGULAR WIRELESS LLC
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63



                                                       Agreement Number 03027350

    b. The Termination, Cancellation or expiration of this Work Order shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Work Order shall continue to apply to such Order as if this Work Order were still in effect.

4.       PERSONNEL TO PERFORM THE SERVICES:

         Cingular will provide adequate personnel to provide logistical Services for maintaining inventory, shipping, provisioning, and receiving for the wireless voice Services and Material.

5.       LOCATION:

         Cingular personnel who provide the Services and Material will be located in Cingular locations in Ohio, Indiana, or Illinois or as selected by Cingular.

6.       PRICES:

         Cingular will charge SBC for the wireless Services and Material as detailed in Appendix B.

7.       PAYMENT:

         SBC will make payment in accordance with the General Agreement.

8.       INVOICES/BILLING INFORMATION:

         Invoices and billing information are to be sent:

         SBC Midwest
         2000 West Ameritech Center Drive
         Location #4E 14
         Hoffman Estates, IL 60196
         Attn: Assoc Dir - Ntwk Svcs Regulatory Supt
         Phone: (847)248-1404

9.       PROJECT MANAGER/POINT OF CONTACT:

         The project manager and/or point of contact shall be:

         SBC Midwest
         2000 West Ameritech Center Drive
         Location # 4E14
         Hoffman Estates, IL 60196
         Attn: Assoc Dir - Ntwk Svcs Regulatory Supt
         Phone: (847)248-1404

10.      NOTICES:

                             PROPRIETARY INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS NOT FOR USE OR DISCLOSURE OUTSIDE
  SBC, CINGULAR, THEIR AFFILIATES AND THEIR THIRD PARTY REPRESENTATIVES, EXCEPT
               UNDER WRITTEN AGREEMENT BY THE CONTRACTING PARTIES.

                                        3
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CINGULAR WIRELESS LLC
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63



                                                       Agreement Number 03027350

         Except as otherwise provided in this Work Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and either 1) delivered in person, or 2) when received, if provided by an overnight or similar delivery Service, or 3) when received, if deposited in the United States Mail, postage prepaid, return receipt requested, and addressed as follows:

         IF TO CINGULAR:

                           Cingular Wireless, LLC
                           7330 San Pedro Plaza
                           9th Floor
                           San Antonio, TX 78216
                           Attn: Key Account Manager
                           Phone: (214)478-4733

                  WITH A COPY TO:

                           Cingular Wireless, LLC
                           5565 Glenridge Connector
                           Atlanta, Georgia 30342-4756
                           Attn: General Counsel

         IF TO SBC:

                           SBC Services, Inc.
                           2000 W. Ameritech Center Drive
                           Location # 3A09B
                           Hoffman Estates, IL 60196
                           Attn: SCM - IT Hardware/Office Technology
                           Phone: (847)248-8334

                  WITH A COPY TO:

                           SBC Midwest
                           2000 West Ameritech Center Drive
                           Location #4E 14
                           Hoffman Estates, IL 60196
                           Attn: Assoc Director - Network Services Regulatory Support
                           Phone: (847)248-1404

The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled "Notices".

                             PROPRIETARY INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS NOT FOR USE OR DISCLOSURE OUTSIDE
  SBC, CINGULAR, THEIR AFFILIATES AND THEIR THIRD PARTY REPRESENTATIVES, EXCEPT
               UNDER WRITTEN AGREEMENT BY THE CONTRACTING PARTIES.

                                        4
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CINGULAR WIRELESS LLC
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63



                                                       Agreement Number 03027350

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

CINGULAR WIRELESS, LLC               SBC SERVICES, INC.

By:__________________________        By:_________________________________

Printed Name:                        Printed Name: Ronald P. Watt

Title:                               Title: Executive Director - I/T Contracting

Date:___________                     Date:_______________

                             PROPRIETARY INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS NOT FOR USE OR DISCLOSURE OUTSIDE
  SBC, CINGULAR, THEIR AFFILIATES AND THEIR THIRD PARTY REPRESENTATIVES, EXCEPT
               UNDER WRITTEN AGREEMENT BY THE CONTRACTING PARTIES.

                                        5
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CINGULAR WIRELESS LLC
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63


                                                       Agreement Number 03027350

                       APPENDIX A - MATERIAL AND SERVICES

1.       CINGULAR PROVIDED MATERIALS:

         Cingular shall provide only the following Materials: digital/analog wireless handset, battery for wireless handset, A/C power charger, pre-paid return shipping label, and letter summarizing Services provided, Material return instructions, and Cingular customer care contacts. Pricing for digital/analog handset, battery for wireless handset, and A/C power charge is detailed in Appendix B.

2.       CINGULAR PROVIDED SERVICES:

         Cingular shall provide only the following Services: storage of digital/analog wireless devices, batteries for wireless handsets, A/C power chargers, and summarizing letters; shipping of wireless Material to include receiving SBC orders for delivery, overnight delivery, tracking of deliveries; provisioning of wireless Services to include activations, suspensions, and cancellations; receiving of wireless Services to include receiving SBC order for recovery, standard United States Postal Service (USPS) recovery, tracking of recoveries.

3.       STORAGE OF MATERIAL

         Cingular wall provide storage of Material at a Cingular location. The storage of this devices will include an inventory log to track location of Material. Cingular will also track the dates that the Material was either stored in inventory or removed from inventory. Cingular will utilize a first-in-first-out rotation process when managing the inventory of Material that Cingular is storing as part of this Agreement.

4.       SHIPPING OF MATERIAL

         Cingular will provide overnight delivery of Material to the SBC ordered location. Cingular will ship, via over night delivery, SBC orders that are received by 2:00 PM Central Time. The overnight delivery will be for the next business day morning. The cost of this overnight delivery will be incurred by Cingular based on the Services provided and priced in Appendix B. Cingular will track the delivery locations and dates of delivery.

5.       PROVISIONING OF WIRELESS SERVICES

         Cingular will keep the wireless Services suspended while the Material is in storage. Upon receiving a SBC order to ship Material to a location, Cingular will activate the wireless Service. The wireless Service will remain active until Cingular receives an SBC order to recover Material. At that time, Cingular will suspend Service. In the event SBC needs to add or reduce the quantity of Material in storage, Cingular will activate or cancel wireless Service as requested by SBC. The minimum number of wireless Service to remain active for the application is detailed in Appendix B.

6.       RECOVERING OF MATERIAL

         Cingular will track the recovery of Material after receipt of an order placed by SBC for the Material to be returned to Cingular. A Letter of Summary will provide directions to the SBC customer on when to return Material to Cingular. Cingular will notify SBC, at e-mail address "cell_opt_exclude@msg.ameritech.com" if Cingular has not received the Material with

                             PROPRIETARY INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS NOT FOR USE OR DISCLOSURE OUTSIDE
  SBC, CINGULAR, THEIR AFFILIATES AND THEIR THIRD PARTY REPRESENTATIVES, EXCEPT
               UNDER WRITTEN AGREEMENT BY THE CONTRACTING PARTIES.

                                        6
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63


                                                       Agreement Number 03027350

         fourteen (14) days after the receipt of the SBC order to recover the Material. If Cingular has not received the Material after thirty (30) days from the receipt of the SBC order to recover the Material, Cingular will replace the Material and will charge SBC the cost of new Material based on the pricing in Appendix B.

7.       LETTER OF SUMMARY

         Cingular will provide a letter with each shipment to an SBC customer that summaries the use of the Material and wireless Service. The content of the letter will be jointly agreed to by both Parties but will include at a minimum the directions on when to return Material to Cingular.

8.       CUSTOMER CARE

         Cingular will provide access to Cingular's consumer customer care for the SBC customer receiving the Material and wireless Service. The contact number for this customer care is 1-866-CINGULAR. Cingular will work in good faith to provide the SBC customer with technical troubleshooting support and wireless Material operational support. Cingular will use commercially reasonable efforts to identify and remove any features that have been added to the wireless Service by the SBC customer so that no additional charges will be incurred by SBC. This-does not release SBC from liability for such additional charges if they are added to the wireless Service by the SBC customer.

9.       SBC ORDERS

         SBC will provide orders for wireless Material and Services to Cingular via email. These orders shall include shipping, and recovery of Material from SBC customers. The following email addresses will be used for receiving orders from SBC:

         1. Ameritechrecoveryprogram-il@Cingular.com

         2. Ameritechrecoveryprogram-indy/oh@Cingular.com

         The order to ship Material must include the following information:

         1. SBC Customer Name

         2. SBC Customer Address (no PO Boxes allowed)

         3. SBC Customer Phone Number

         The order to recover Material must include the following information:

         1. SBC Customer Name

         2. SBC Customer Address (no PO Boxes allowed)

         3. SBC Customer Phone Number

                             PROPRIETARY INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS NOT FOR USE OR DISCLOSURE OUTSIDE
  SBC, CINGULAR, THEIR AFFILIATES AND THEIR THIRD PARTY REPRESENTATIVES, EXCEPT
               UNDER WRITTEN AGREEMENT BY THE CONTRACTING PARTIES.

                                        7
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63


                                                       Agreement Number 03027350

                              APPENDIX B - PRICING

1.       MATERIAL

         Currently, there are five hundred (500) handsets being held in storage by Cingular for SBC. The following pricing for Material will be for new activations and upgrades associated with increasing the quantity of Material in storage beyond the current five hundred (500) handsets being held in storage by Cingular for SBC. New activations are considered new mobile numbers that are activated by Cingular through an order placed by SBC. Upgrades are considered replacing wireless handsets for an existing mobile number that has completed 12-months of wireless Service from date of activation or has completed 12-months of wireless Service from date of a previous upgrade as part of this Work Order. It is agreed by the parties that handsets will consist of the lowest cost handset, associated battery, and A/C charger that Cingular has available for sale at that time, and within that Cingular market area.

MATERIAL                DESCRIPTION                PRICE
--------                -----------                -----
Handset           Analog/Digital Handset           $19.99
Battery                NiMH Battery                  Free
A/C Charger     Standard Travel A/C Charger          Free

         The following pricing will be for replacement of existing Material for an already existing mobile number that is not considered an upgrade.

MATERIAL                DESCRIPTION                PRICE
--------                -----------                -----
Handset           Analog/Digital Handset           $100
Battery                NiMH Battery                $ 40
A/C Charger     Standard Travel A/C Charger        $ 15

2.       SERVICES

         The following prices are for Services provided to an SBC customer covered under this Work Order. The SBC discount provided under terms of Agreement Number # 01020972 will be applied to individual rate plans for Services. The SBC discount provided under terms of Agreement Number # 01020972 is not available on Pooled rate plans. In the event that new Service is ordered by SBC and then the Service is deactivated, applicable termination fees will be applied by Cingular pursuant to Agreement Number # 01020972.

                                                                               COST PER     COST PER       COST FOR
                                                                  COST PER      MINUTE       MINUTE         POOLED
       RATE PLAN                      DESCRIPTION                   USER       OVERAGE      ROAMING        MINUTES
       ---------                      -----------                 --------     -------      -------        --------
Preferred Nation Pooled     5,000 minute of use per month. No     $10 per       $0.35        $0.69         $400 per
                            long distance fees.                    month                                     month
Preferred Nation Pooled     11,000 minutes of use per month.      $10 per       $0.35        $0.69         $880 per
                            No long distance fees.                 month                                     month
Preferred Nation Pooled     17,500 minutes of use per month.      $10 per       $0.25        $0.69         $1,400 per
                            No long distance fees.                 month                                      month

                             PROPRIETARY INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS NOT FOR USE OR DISCLOSURE OUTSIDE
  SBC, CINGULAR, THEIR AFFILIATES AND THEIR THIRD PARTY REPRESENTATIVES, EXCEPT
               UNDER WRITTEN AGREEMENT BY THE CONTRACTING PARTIES.

                                        8
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EXHIBITS - Work Order No. 03027350 Between Cingular Wireless and SBC
           Services, Inc.

                                                                   EXHIBIT 10.63


                                                       Agreement Number 03027350

Preferred Nation     25,000 minutes of use per        $10 per     $0.25     $0.69   $2,000 per
     Pooled          month. No long distance fees,     month                          month

The following features will be provided at no additional cost:

-        Detailed billing

-        Caller ID (only available in digital market areas)

The following pricing is for Service associated with the logistics for storage, shipping, provisioning, and receiving.

 SERVICE                       DESCRIPTION                              PRICE
 -------                       -----------                              -----
Logistics         Storage, shipping, provisioning, and                $60.00 per
                  receiving as detailed in Appendix A. The             shipment
                  price is based on Service being active
                  during the month whether for a partial
                  month or a full month. For example, if a
                  handset gets sent out twice in a on month
                  period, it will be subject to two (2)
                  $60.00 shipment fees.

Logistics         Storage, shipping, provisioning, and                $3.00 per
                  receiving as detailed in Appendix A. The            unit per
                  price is based on a minimum of 500                   month
                  handsets ("units") per month. If the
                  number of units is less than 500 units,
                  500 units will be charged. If there are
                  more than 500 units, each additional unit
                  will add $3.00 per month to the price per
                  month.

                            PROPRIETARY INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS NOT FOR USE OR DISCLOSURE OUTSIDE
  SBC, CINGULAR, THEIR AFFILIATES AND THEIR THIRD PARTY REPRESENTATIVES, EXCEPT
               UNDER WRITTEN AGREEMENT BY THE CONTRACTING PARTIES.

                                        9